Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report on Form 20-F of Manchester United plc (the “Company”) for the fiscal year ended 30 June 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joel Glazer, Executive Co-Chairman of the Company and Principal Executive Officer, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(i)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: 13 September 2024

By:	/s/ Joel Glazer
Joel Glazer
Executive Co-Chairman
(Principal Executive Officer)